UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 29, 2012 (February 24, 2012)

New Mountain Finance AIV Holdings Corporation

(Exact name of co-registrant as specified in its charter)

Delaware	814-00902	80-0721242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2012, New Mountain Finance AIV Holdings Corporation (“AIV Holdings”) filed an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. The Amended and Restated Certificate of Incorporation of AIV Holdings, which was approved by AIV Holdings’ board of directors and its sole stockholder, reduced the total amount of shares of all classes of capital stock which AIV Holdings will have the authority to issue to 100 shares of common stock, par value $0.01 per share.  The Amended and Restated Certificate of Incorporation of AIV Holdings is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of New Mountain Finance AIV Holdings Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION

Date: February 29, 2012	By:	/s/ Paula Bosco
Name: Paula Bosco
Title: Secretary